UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 9, 2008

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	000-52491	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1234 Airport Road, Suite 105 Destin, Florida (Address of principal executive offices)	32541 (Zip Code)

(850) 269-0000

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 12, 2008, Aidman, Piser & Company, P.A. (“Aidman Piser”) resigned as the Company’s independent registered public accounting firm. Aidman Piser recently entered into an agreement with Cherry, Bekaert & Holland, L.L.P. (“Cherry Bekaert”), pursuant to which Aidman Piser merged its operations into Cherry Bekaert and certain of the professional staff and partners of Aidman Piser joined Cherry Bekaert either as employees or partners of Cherry Bekaert and will continue to practice as members of Cherry Bekaert. On June 9, 2008, prior to the resignation of Aidman Piser, the Company, and with the approval of the Audit Committee of the Board of Directors, engaged Cherry Bekaert as its independent registered public accounting firm.

Prior to engaging Cherry Bekaert, the Company did not consult with Cherry Bekaert regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit options that might be rendered by Cherry Bekaert on the Company’s financial statements, and Cherry Bekaert did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The reports of Aidman Piser regarding the Company’s financial statements for the period from inception on November 22, 2007 through March 31, 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that substantial doubt was raised as to the Company’s ability to continue as a going concern. In addition, during the periods from April 1, 2006 through the date of resignation, there were no disagreements with Aidman Piser on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Aidman Piser, would have caused it to make reference to such disagreement in its reports.

The Company provided Aidman Piser with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Aidman Piser furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated June 12, 2008, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
16.1	Letter from Aidman Piser dated June 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: June 12, 2008	By:	/s/ John C. Thomas, Jr.
John C. Thomas, Jr., Chief Financial Officer

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